UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 1, 2010

(Date of earliest event reported)

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On December 1, 2010, GeoResources, Inc. (the “Registrant”) posted to its website through this Form 8-K an investor presentation slideshow, which is attached hereto as Exhibit 99.1. The Registrant has determined that from time to time it may make presentations to investors and others in the investment banking community utilizing this slideshow, with immaterial modifications. Furthermore, the Registrant may make these slide show presentations to other parties in the normal course of business which may include commercial banks, potential institutional investment partners, acquisition candidates, asset sellers and vendors. The information contained in the presentation materials is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

Some of the matters discussed in the attached presentation materials contain forward-looking statements that involve uncertainties and risks related to, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, uncertainties associated with oil and gas reserve estimates, operating and capital costs and our need to replace production and acquire or develop additional oil and gas reserves, among other matters. Actual results could differ materially from those projected and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation materials.

This information herein and the exhibit attached hereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slideshow Presentation.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

By:	/s/ FRANK A. LODZINSKI
Frank A. Lodzinski, Chief Executive Officer and President

Date: December 2, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slideshow Presentation.